UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2025

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 24, 2025, Michael Stubblefield and Avantor, Inc. (the “Company”) agreed to initiate a leadership transition and Mr. Stubblefield agreed to step down from his role as Director, President and Chief Executive Officer of the Company, effective upon the appointment of his successor.

In connection with the initiation of this process, the Company and Mr. Stubblefield entered into a Transition Agreement, dated April 24, 2025 (the “Transition Agreement”) pursuant to which Mr. Stubblefield will continue in his current role with the Company, subject to the terms of the amended and restated employment agreement, dated April 10, 2019, between Mr. Stubblefield and the Company, which was filed with the United States Securities and Exchange Commission as Exhibit 10.38 to the Company’s Annual Report on Form 10-K filed on February 7, 2025 (the “Employment Agreement”) until the earlier of (i) the date upon which a successor is appointed and (ii) February 28, 2026 (the “End Date”). After a successor is appointed, Mr. Stubblefield will remain as a non-executive advisor until the End Date to facilitate a smooth transition.

The Transition Agreement provides that in the event Mr. Stubblefield remains employed through the End Date, he will be entitled to the involuntary separation payments and benefits under his Employment Agreement, subject to his execution and non-revocation of a release of claims.

Item 8.01. Other Events.

A copy of the Company’s press release dated April 25, 2025, announcing the events described under Item 5.02 above is included in this filing as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99	Press release dated April 25, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: April 28, 2025	By:	/s/ Claudius Sokenu
		Name:	Claudius Sokenu
		Title:	Executive Vice President, Chief Legal and Compliance Officer